S000052237 [Member] Shareholder Fees	Aug. 31, 2025
Ultra-Short Term Fixed Income Fund | Ultra-Short Term Fixed Income Fund
Prospectus [Line Items]
Maximum Account Fee (as a percentage of Assets)	2.00%	[1]

[1]	CGAS (defined herein) has contractually agreed to waive fees and reimburse expenses in order to keep the Fund’s management fees from exceeding the total amount of sub-advisory fees paid by CGAS plus 0.20% based on average net assets. This contractual waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by CGAS plus 0.20% and will not affect the Fund’s total management fees if they are less than such amount. This fee waiver and/or reimbursement will continue for at least one year from the date of this prospectus or until such time as the Board of Trustees acts to discontinue all or a portion of such waiver and/or reimbursement when they deem such action is appropriate.